Protection through Detection
Protection through Detection
RAE Systems Inc.
RAE Systems Inc.
(AMEX: RAE)
(AMEX: RAE)
Bob Chen, President & CEO
Bob Chen, President & CEO
Don Morgan, Vice President & CFO
Don Morgan, Vice President & CFO
May 2006
May 2006
Exhibit 99.1

Protection through Detection
Protection through Detection

2
Safe Harbor Statement
Safe Harbor Statement
This presentation (including information incorporated or deemed incorporated by reference herein) contains “forward-looking statements” within the meaning of the
Private Litigation Reform Act of 1995. Forward-looking statements are those involving future events and future results that are based on current expectations, estimates, forecasts, and projects as well as the current beliefs and assumptions of our management. Words such as “outlook”, “believes”, “expects”, “appears”, “may”,
“will”, “should”, “anticipates”, or the negative thereof or comparable terminology, are intended to identify such forward looking statements. Any statement that is not a historical fact, including estimates, projections, future trends and the outcome of events that have not yet occurred, is a forward-looking statement. Forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. Therefore actual results may differ materially and adversely from those expressed in any forward-looking statements.
Factors that might cause or contribute to such differences include, but are not limited to, those discussed under the section entitled “Risk Factors” in our reports filed with the SEC. Many of such factors relate to events and circumstances that are beyond our control. You should not place undue reliance on forward-looking statements.

Protection through Detection
Protection through Detection

3
Mission
Mission
Provide
Provide
Rapidly-deployable
Rapidly-deployable
Sensor Networks
Sensor Networks
that enable customers to identify
that enable customers to identify
safety and security threats in real-time
safety and security threats in real-time

Protection through Detection
Protection through Detection

4
Company History
Company History
2004 2003 2002 2001 2000 1999 1998 1997 1996 1995 1994 1993 1992 1991 1990 2005
Company founded by
Company founded by
Robert I. Chen (current CEO)
Robert I. Chen (current CEO)
& Peter Hsi (current CTO)
& Peter Hsi (current CTO)
$1.1M angel
$1.1M angel
funding
funding
Public via
Public via
reverse merger
reverse merger
$32 M
$32 M
secondary
secondary
offering
offering
KLH acquisition
KLH acquisition
Moved to AMEX
Moved to AMEX
Sept. 11,
Sept. 11,
2001
2001
Established operations
Established operations
in China
in China

Protection through Detection
Protection through Detection

5
SYSTEMS
Provide integrated &
Provide integrated &
actionable threat
actionable threat
information
information
Products
Products
Handheld
Handheld
Detect toxic gases &
Detect toxic gases &
radiation sources
radiation sources
Portable
Portable
Rugged
Rugged
Wireless network
Wireless network
compatible
compatible
Rapidly deployable wireless networks
Rapidly deployable wireless networks
Remote monitoring / Web enabled
Remote monitoring / Web enabled
Integrated data
Integrated data (GPS, weather)
Application-specific system SW
Application-specific system SW

Protection through Detection
Protection through Detection

6
Government & Security
Government & Security
Military
Military
First Responders
First Responders
Public Venue
Public Venue
Protection
Protection
Port / Border
Port / Border
Security
Security
Industrial / Environmental Safety
Industrial / Environmental Safety
Confined Space
Confined Space
Hazardous Waste
Hazardous Waste
Oil & Gas
Oil & Gas
Environmental
Environmental
Monitoring
Monitoring
Markets
Markets

Protection through Detection
Protection through Detection

7
Customers
Customers
Regulatory
Economic
Purchase
Purchase
Drivers
Drivers
Health & Safety
Security
Health & Safety
Security
Commercial
Commercial
Government
Government

Protection through Detection
Protection through Detection

8
RAE Systems Business
RAE Systems Business
Components & Accessories
Components & Accessories
Services
Services
Portables
Portables
Integrated
Integrated
Wireless Systems
Wireless Systems

Protection through Detection
Protection through Detection

9
2005 Business Mix
2005 Business Mix
Portables
Portables
41%
41%
Integrated
Integrated
Systems
Systems
14%
14%
KLH
KLH
30%
30%
Service
Service
3%
3%
Consumables
Consumables
12%
12%

Protection through Detection
Protection through Detection

10
2005 Distribution Business Mix
2005 Distribution Business Mix
Engr. Services
Engr. Services
16%
16%
RAE Mfg.
RAE Mfg.
26%
26%
KLH Mfg.
KLH Mfg.
35%
35%
OEM Resale
OEM Resale
23%
23%

Protection through Detection
Protection through Detection

11
Worldwide Presence
Worldwide Presence
Shanghai Shanghai
Tokyo Tokyo
Hong Kong Hong Kong
Singapore Singapore
France France
Spain Spain
U.K. U.K.
Benelux Benelux
Beijing Beijing
San Jose, CA San Jose, CA
Denmark Denmark
Dubai Dubai

Protection through Detection
Protection through Detection

12
Geographic Mix
Geographic Mix
Americas Americas
66% 66%
Europe Europe
10% 10%
Asia Asia
24% 24%
Americas
Americas
56%
56%
Europe
Europe
11%
11%
Asia
Asia
33%
33%
2004
2004
$ 45.8M
$ 45.8M
2005
2005
$ 60.3M
$ 60.3M

Protection through Detection
Protection through Detection

13
Sensor Technology
Sensor Technology
1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004
Combustible
Chemical Detection Tube
Corona Discharge
Ion Mobility
Electro-chemical
Solid Polymer
Infrared
Radiation Radiation
Speciation
A world leader in photo-
A world leader in photo-
ionization technology for
ionization technology for
detection of volatile
detection of volatile
organic compounds
organic compounds
(e.g. gasoline, benzene)
(e.g. gasoline, benzene)
2005 2006
Photo-Ionization Detection (PID)

Protection through Detection
Protection through Detection

14
Intellectual Property
Intellectual Property
18 patents focused on
18 patents focused on
chemical sensor
chemical sensor
technologies
technologies
9 years remaining on
9 years remaining on
fundamental PID patents
fundamental PID patents

Protection through Detection
Protection through Detection

15
BadgeRAE
BadgeRAE
ToxiRAE
ToxiRAE
MultiRAE
MultiRAE
MiniRAE 2000
MiniRAE 2000
ppbRAE
ppbRAE
AreaRAE
AreaRAE
Alarm
Alarm
Measurement
Measurement
Hazard Detection Evolution
Hazard Detection Evolution
Area Monitoring
Area Monitoring
Pervasive Sensing
Pervasive Sensing RAEWatch
RAEWatch
Value       Real-time Decision Support
Value       Real-time Decision Support

Protection through Detection Protection through Detection 16 16 Application Scenarios Application Scenarios Incident Command & Control Incident Command & Control

Protection through Detection Protection through Detection 17 17 Application Scenarios Application Scenarios Public Venue Security Public Venue Security

Protection through Detection
Protection through Detection

18
Emerging
Emerging
Application Scenarios
Application Scenarios
Building Air Quality & Security Monitoring
Building Air Quality & Security Monitoring
Sensor/RF Node
Sensor/RF Node
Network Interrogator
Network Interrogator

Protection through Detection Protection through Detection Markets & Markets & Growth Opportunities Growth Opportunities

Protection through Detection
Protection through Detection

20
Convergence of Safety and Security
Convergence of Safety and Security
High
Low
Low High
Degree of Security
Canary
Pre-1900s
Personal Protection
1900s
Area Protection
2000s
Pervasive Sensing and
Integrated Data Management
Today
Guns, Gates & Guards
Video Surveillance
Analog 1980s
Digital 1990s

Protection through Detection
Protection through Detection

21
Market Opportunity
Market Opportunity
Homeland
Homeland
Security
Security
Spending
Spending
$41.1 Billion
$41.1 Billion
FY2006 budget request FY2006 budget request
7% Y/Y growth 7% Y/Y growth
U.S. Department of U.S. Department of
Homeland Security Homeland Security
Chemical
Chemical
Sensor
Sensor
Market Size
Market Size
$2.8 Billion
$2.8 Billion
8.5% projected growth per 8.5% projected growth per
year through 2008 year through 2008
Freedonia report: Freedonia report:
Chemical Sensors to Chemical Sensors to
2008: Liquid, Gas & 2008: Liquid, Gas &
Biosensors Biosensors
Growth of
Growth of
Investment in
Investment in
Fixed Assets
Fixed Assets
(factories, equipment, (factories, equipment,
property & infrastructure) property & infrastructure)
25.8%
25.8%
in 2004
in 2004
United States
United States
United States
United States
China
China
The Economist The Economist
27 Jan 2005 27 Jan 2005

Protection through Detection
Protection through Detection

22
Market Drivers
Market Drivers
Industrialized countries
Industrialized countries
Terrorism & other safety
Terrorism & other safety
concerns
concerns
Environmental & industrial
Environmental & industrial
regulations
regulations
Developing countries
Developing countries
Growing industrial
Growing industrial
infrastructure
infrastructure
Increasing focus on human
Increasing focus on human
health & safety
health & safety

Protection through Detection
Protection through Detection

23
Competitive Environment
Competitive Environment
History: North American mining industry
History: North American mining industry
COMPETITIVE
COMPETITIVE
STRENGTHS
STRENGTHS
•
•
Leader in wireless
Leader in wireless
sensing systems
sensing systems
•
•
Strong brand
Strong brand
•
•
Broad sensor
Broad sensor
product offering
product offering
•
•
Strong presence in
Strong presence in
China market
China market

Protection through Detection
Protection through Detection

24
Emerging Market Potential
Emerging Market Potential
Time
Time
Personal
Personal
Protection
Protection
Area
Area
Protection
Protection
Pervasive
Pervasive
Sensing
Sensing
2015
2015
2005
2005
2010
2010

Protection through Detection
Protection through Detection

25
Growth Strategy
Growth Strategy
Expand leadership & partnerships in wireless
Expand leadership & partnerships in wireless
sensor networks for safety and security
sensor networks for safety and security
Increase market share in Europe & Asia
Increase market share in Europe & Asia
through channel development
through channel development
Aggressively pursue rapidly growing safety
Aggressively pursue rapidly growing safety
& environmental markets in China
& environmental markets in China
Selectively establish strategic partnerships &
Selectively establish strategic partnerships &
acquire complementary solutions
acquire complementary solutions

Protection through Detection Protection through Detection Financial Financial Overview Overview

Protection through Detection
Protection through Detection

27
Revenue Growth
Revenue Growth
9.4
10.8
18.398
19.039
21.828
31.361
45.54
60.3
$10
$10
$20
$20
$30
$30
$40
$40
2004
2004
2003
2003
2002
2002
2001
2001
2000
2000
1999
1999
1998
1998
$31.4M
$31.4M
$21.8M
$21.8M
$19.0M
$19.0M
$18.4M
$18.4M
$10.8M
$10.8M
$9.4M
$9.4M
$45.5M
$45.5M
CAGR
CAGR
30%
30%
$50
$50
$60
$60
2005
2005
$60.3M
$60.3M

Protection through Detection
Protection through Detection

28
2006 Guidance
2006 Guidance
(*per May 2006 conference call)
(*per May 2006 conference call)
$10
$10
$20
$20
$30
$30
$40
$40
2004
2004
2003
2003
2002
2002
2001
2001
2000
2000
1999
1999
1998
1998
$31.4M
$31.4M
$21.8M
$21.8M
$19.0M
$19.0M
$18.4M
$18.4M
$10.8M
$10.8M
$9.4M
$9.4M
$68-73M
$68-73M
(E)
(E)
2006 Sales
2006 Sales
Guidance
Guidance
$68M to $73M*
$68M to $73M*
$50
$50
2005
2005
$45.5M
$45.5M
$60
$60
$70
$70
$60.3M
$60.3M
2006e*
2006e*

Protection through Detection
Protection through Detection

29
Income Statement
Income Statement
2003 -2005 Comparison
2003 -2005 Comparison
Total Year
Total Year
2003
2003
Total Year
Total Year
2004
2004
Revenue
Revenue
Gross Profit
Gross Profit
R&D
R&D
Sales & Sales &
Mktg Mktg
G&A
G&A
Net
Net
Income (Loss)
Income (Loss)
EPS
EPS
$ 60.3 M
COGS
COGS
$(0.8)M
$35.6 M
$ 16.6 M
$ 24.7 M
TOTAL
TOTAL
$ 5.3 M
$ 13.3 M
$ 37.2 M
$(0.01)/share
$45.5 M
$2.3 M
$ 27.0 M
$ 10.3 M
$18.5 M
$ 4.3 M
$ 8.9 M
$ 23.5 M
$0.04 /share
$ 31.4 M
$ 2.7 M
$19.3 M
$ 7.3 M
$12.1 M
$ 3.0 M
$ 5.2 M
$ 15.5 M
$ 0.06/share
$ 2.0 M
Loss on Loss on
Lease Lease
Total Year
Total Year
2005
2005

Protection through Detection
Protection through Detection

30
Income Statement
Income Statement
Q1 2006/2005
Q1 2006/2005 Comparison
Comparison
2006 -Unaudited
2006 -Unaudited
Q1
Q1
2006
2006
Q1
Q1
2005
2005
Revenue
Revenue
Gross Profit
Gross Profit
R&D
R&D
Sales & Sales &
Mktg Mktg
G&A
G&A
Net
Net
Income (Loss)
Income (Loss)
EPS
EPS
COGS
COGS
TOTAL
TOTAL
$12.2 M
$0.1 M
$ 7.2 M
$ 3.4 M
$ 5.0 M
$ 1.1 M
$ 2.5 M
$ 7.0 M
$ 0.00 /share
$ 12.4 M
$ (1.0) M
$ 6.7 M
$ 4.1 M
$ 5.7 M
$ 1.3 M
$ 2.9 M
$ 8.3 M
($ 0.02)/share
Loss on Loss on
Lease Lease

Protection through Detection
Protection through Detection

31
High-Leverage
High-Leverage
Business Model
Business Model
Gross Margin
Gross Margin
50% -
50% -
60%
60%
Pre-Tax
Pre-Tax
Operating Income
Operating Income
Target
Target
10% -
10% -
20%
20%
Strong
Strong
Balance Sheet
Balance Sheet
Cash &
Cash &
Investments*
Investments*
$ 28.3 M
$ 28.3 M
Debt*
Debt*
$ 1.6 M
$ 1.6 M
* As of March 31, 2006

Protection through Detection
Protection through Detection

32
Summary
Summary
RAE
RAE
Systems
Systems
Investment
Investment
Proposition
Proposition
Growing worldwide safety & security markets
Convergence of Safety & Security
Broad customer base & rapidly emerging applications
Sustainable technical advantages
Proprietary sensor technology
System know-how & domain knowledge
Strong brand & worldwide market presence
Products deployed in over 65 countries
Localized sales & support / cost efficient manufacturing in China
Financial strength
Strong balance sheet and access to capital
High-leverage business model

Protection through Detection
Protection through Detection

33
Contact Us
Contact Us
Company Information:
Company Information:
InvestorRelations@RAESystems.com
InvestorRelations@RAESystems.com
408-952-8449
408-952-8449
www.RAESystems.com
www.RAESystems.com
IR Agency Contact:
IR Agency Contact:
Kirsten Chapman
Kirsten Chapman
415-433-3777
415-433-3777
Kirsten@lhai-sf.com
Kirsten@lhai-sf.com

Protection through Detection
Protection through Detection

34
18.
Emerging Application - Building Air Quality Monitoring
19.
Markets & Growth Opportunities
20.
Convergence of Safety & Security
21.
Market Opportunity
22.
Market Drivers
23.
Competitive Environment
24.
Emerging Market Potential
25.
Growth Strategy
26.
Financial  Overview
27.
Revenue Growth
28.
2006 Guidance
29.
Income Statement 2003-2005
30.
Income Statement Q1/2006 vs. Q1/2005
31.
High-Leverage Business Model
32.
Summary
33.
Contact Us
34.
Index
Index
Index
1.
RAE Systems Inc.
2.
Safe Harbor
3.
Mission
4.
Company History
5.
Products
6.
Markets
7.
Customers
8.
RAE Systems Business
9.
2005 Business Segment Mix
10.
2005 Distribution Business Mix
11.
Worldwide Presence
12.
Geographic Mix
13.
Sensor Technology
14.
Intellectual Property
15.
Hazard Detection Evolution
16.
Application Scenarios - Incident Command
17.
Application Scenarios - Public Venue Security